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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                               Amendment No. 1
                                      on
                                  FORM 8-K/A

                                CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              December 20, 2006


                           PRESIDENT CASINOS, INC.
              (Exact Name of Registrant as Specified in Charter)


        DELAWARE                   0-20840                  51-0341200
(State of Incorporation)     (Commission File No.)        (IRS Employer
                                                        Identification No.)


1000 N. Leonor K. Sullivan Blvd., St. Louis, Missouri            63102
 (Address of principal executive officer)                      (Zip Code)


Registrant's telephone number including area code:  (314) 622-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01  Completion of Acquisition or Disposition of Assets.

  On December 20, 2006, President Casinos, Inc., a Delaware corporation (the "Company"), announced that it had completed the sale of all of the outstanding capital stock of its President Riverboat Casino-Missouri, Inc. ("President Missouri") subsidiary to Pinnacle Entertainment, Inc. (the "Purchaser") for approximately $31.5 million in cash, subject to certain adjustments.
President Missouri was a wholly-owned subsidiary of the Company that conducted the Company's St. Louis, Missouri gaming operations. The transaction was consummated pursuant to the terms and conditions of the Riverboat Casino Sale and Purchase Agreement, dated as of February 24, 2006, by and between the Company, President Missouri and the Purchaser (the "Sale Agreement").
Pursuant to the Sale Agreement, the Purchaser acquired from the Company all of the stock of President Missouri. The consideration payable pursuant to the Sale Agreement was determined through arms-length negotiations between the parties to the Sale Agreement. The Company and President Missouri are parties to Chapter 11 bankruptcy proceedings pending in the United States Bankruptcy Court for the Eastern Division of Missouri. In September 2006, the Purchaser completed a tender offer pursuant to which it acquired approximately $62.0 million of allowed claims against the bankruptcy estate of President Missouri.

  A copy of the Sale Agreement and a press release issued by the Company in connection with the transaction are attached as Exhibits 2 and 99 hereto, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Pro forma financial information.

  On December 20, 2006 the Company announced that it had completed the sale of all of the outstanding capital stock of President Missouri to the Purchaser for approximately $31.5 million in cash, subject to certain adjustments. President Missouri was a wholly-owned subsidiary of the Company that conducted the Company's St. Louis, Missouri gaming operations. The transaction was consummated pursuant to the terms and conditions of the Sale Agreement, dated as of February 24, 2006, by and between the Company, President Missouri and the Purchaser. Pursuant to the Sale Agreement, the Purchaser acquired from the Company all of the stock of President Missouri. The consideration payable pursuant to the Sale Agreement was determined through arms-length negotiations between the parties to the Sale Agreement. The Company and President Missouri are parties to Chapter 11 bankruptcy proceedings pending in the United States Bankruptcy Court for the Eastern Division of Missouri. In September 2006, the Purchaser completed a tender offer pursuant to which it acquired approximately $62.0 million of allowed claims against the bankruptcy estate of President Missouri.

  The results of operations of the Company's St. Louis operations were classified as a discontinued operation in the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q as of and for the six months ended August 31, 2006 and Annual Report on Form 10-K for the year ended February 28, 2006 in accordance with SFAS No. 144. As such, there are no pro forma adjustments to continuing operations necessary to reflect the Company's sale of its St. Louis operations for the six months ended August 31, 2006 or the year ended February 28, 2006. The pro forgiveness of noteholder outstanding principal and payment of costs associated with the debt.

  The unaudited pro forma condensed consolidated financial statements have been prepared based upon currently available information, estimates and assumptions that are deemed appropriate by the Company's management. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have been reported had such transaction actually occurred on the dates specified, nor are they indicative of our future results of operations or financial condition. The unaudited pro forma condensed consolidated financial statements are based on and should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements and notes thereto of the Company.

  The unaudited pro forma condensed consolidated financial statements of the Company set forth below have been are prepared in accordance with Article 11 of Regulation S-X.

                           PRESIDENT CASINOS, INC.
                           (DEBTORS-IN-POSSESSION)
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           As of August 31, 2006
                               (in thousands)

                                                      Pro Forma Adjustments
                                                     -----------------------
                                        President
                                        Casinos,     President
                                          Inc.       Missouri
                                       Historical   Adjustments      Other        Pro Forma
                                        (Note 1)      (Note 2)      (Note 3)     As Adjusted
                                        --------     --------      ----------    -----------
ASSETS
Current assets:
  Cash and cash equivalents...........  $ 25,588      $ 31,500 (a)  $(50,680)(f)   $    462
                                                         3,518 (b)      (201)(g)
                                                                        (561)(h)
                                                                      (8,702)(i)
  Restricted cash and cash equivalents     1,467           --          8,702 (i)     10,169

  Assets of discontinued operations...    39,152       (38,627)(c)       --             525
  Prepaid expenses and other
    current assets....................       112           --             28 (g)        140
                                        ---------     ---------     ---------      ---------
      Total current assets............    66,319        (3,609)      (51,414)        11,296
  Property and equipment, net.........         5           --            --               5
                                        ---------     ---------     ---------      ---------
                                        $ 66,324      $ (3,609)     $(51,414)      $ 11,301
                                        =========     =========     =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
  Current liabilities:
  Accounts payable....................  $     60      $    --       $     --       $     60
  Accrued payroll and benefits........       170           --             --            170
  Other accrued expenses..............       461           --             (16)(g)       445
  Liabilities of discontinued
    operations........................     5,527        (2,076)(d)        --          3,451
                                        ---------     ---------      ---------     ---------
      Total current liabilities.......     6,218        (2,076)           (16)        4,126
  Minority interest...................     3,669           --             --          3,669
                                        ---------     ---------      ---------     ---------
    Total liabilities not subject
      to compromise...................     9,887        (2,076)           (16)        7,795
                                        ---------     ---------      ---------     ---------
  Liabilities subject to compromise..     63,183           --         (10,000)(j)     2,503
                                                                      (50,680)(f)
                                        ---------     ---------      ---------     ---------
     Total liabilities................    73,070        (2,076)       (60,696)       10,298
                                        ---------     ---------      ---------     ---------
  Stockholders' equity (deficit):
  Common stock........................       302           --             --            302
  Additional paid-in capital..........   101,729           --             --        101,729
  Accumulated equity (deficit)........  (108,777)       (1,533)(e)     10,000 (j)  (101,028)
                                                                         (157)(g)
                                                                         (561)(h)
                                        ---------     ---------      ---------     ---------
      Total stockholders' equity
       (deficit)......................    (6,746)       (1,533)         9,282         1,003
                                        ---------     ---------      ---------     ---------
                                        $ 66,324      $ (3,609)      $(51,414)     $ 11,301
                                        =========     =========      =========     =========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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                           PRESIDENT CASINOS, INC.
                           (DEBTORS-IN-POSSESSION)
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Year ended February 28, 2006
                   (in thousands, except per share data)

                                                 Pro Forma
                                                Adjustments
                                                -----------
                                     President
                                      Casinos,    Other       Pro Forma
                                        Inc.     (Note 3)    As Adjusted
                                      --------   --------    -----------

OPERATING REVENUES - NET...........   $    --     $    --      $    --
                                      ---------   ---------    ---------
OPERATING EXPENSES:
  Selling, general and
    administrative.................      2,608         --         2,608
  Depreciation and amortization....          3         --             3
                                      ---------   ---------    ---------
      Total operating expenses.....      2,611         --         2,611
                                      ---------   ---------    ---------
  Operating loss...................     (2,611)        --        (2,611)

OTHER INCOME (EXPENSE):
  Interest income..................        269         --           269
  Reorganization items, net........       (671)     10,000 (j)    9,245
                                                       (84)(g)
                                      ---------   ---------    ---------
     Total other income (expense)..       (402)      9,916        9,514
                                      ---------   ---------    ---------
INCOME (LOSS) BEFORE MINORITY
  INTEREST AND DISCONTINUED
  OPERATIONS.......................     (3,013)      9,916        6,903
  Minority interest................        636         --           636
                                      ---------   ---------    ---------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS.......................   $ (3,649)   $  9,916     $  6,267
                                      =========   =========    =========
Basic and diluted net income
  (loss) per share from
  continuing operations............    $ (0.72)                 $  1.25

Weighted average number of
      shares outstanding...........      5,033                    5,033
                                      =========                =========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                           PRESIDENT CASINOS, INC.
                           (DEBTORS-IN-POSSESSION)
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Six-Month Period ended August 31, 2006
                     (in thousands, except per share data)

                                                 Pro Forma
                                                Adjustments
                                                -----------
                                     President
                                      Casinos,    Other       Pro Forma
                                        Inc.     (Note 3)    As Adjusted
                                      --------   --------    -----------

OPERATING REVENUES - NET...........   $    --     $    --      $     --
                                      ---------   ---------    ----------
OPERATING EXPENSES:
  Selling, general and
    administrative.................      1,167          20 (g)     1,187
  Depreciation and amortization....          1         --              1
                                      ---------   ---------    ----------
      Total operating expenses.....      1,168          20         1,188
                                      ---------   ---------     ---------
  Operating loss...................     (1,168)         20        (1,188)

OTHER INCOME:
  Interest, net....................         35         --             35
  Reorganization items, net........         15      10,000 (j)     9,883
                                                      (132)(g)
                                      ---------   ---------     ---------
  Total other income, net..........         50       9,868         9,918
                                      ---------   ---------     ---------
INCOME (LOSS) BEFORE MINORITY
   INTEREST AND DISCONTINUED
   OPERATIONS......................     (1,118)      9,848         8,730
  Minority interest................        138         --            138
                                      ---------   ---------     ---------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS.......................     (1,256)      9,848         8,592
                                      =========   =========     =========
Basic and diluted net income
  (loss) per share from
   continuing operations...........   $  (0.25)                 $   1.71
                                      =========                 =========
Weighted average number of
      shares outstanding...........      5,033                     5,033
                                      =========                 =========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                           PRESIDENT CASINOS, INC.
                           (DEBTORS-IN-POSSESSION)
                   NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED FINANCIAL STATEMENTS
                               (in thousands)

Note 1    President Basis of Presentation

  Historical financial information for the Company as of and for the six months ended August 31, 2006 has been derived from unaudited historical consolidated financial statements included in the Company's Quarterly Report on Form 10-Q as of and for the six months ended August 31, 2006. Historical financial information for the year ended February 28, 2006 has been derived from audited historical consolidated financial statements included in the Company's 2006 Annual Report on Form 10-K.

Note 2    Pro Forma Adjustments    Disposition of Assets

  Pro forma adjustments related to the disposition of certain assets of the Company held for sale as a result of discontinued operations of the Company's St. Louis operations.

  (a)  Represents proceeds from the sale of President Missouri's common stock.

  (b) Represents proceeds from net assets paid by the Purchaser less liabilities paid to the Purchaser of $2,542 and $976 reimbursement from the Purchaser for the purchase of certain gaming equipment.

  (c) Represents net book value of assets sold of President Missouri at the time of the stock sale.

  (d) Represents net book value of liabilities of President Missouri at the time of the stock sale of $3,849 and liabilities incurred for professional fees as a result of the sale of $1,773.

  (e) Represents pro forma loss on the sale of the Company's St. Louis operations.

         Cash proceeds                 $  31,500
                                       ----------
         Basis in assets sold            (32,236)
         Estimated professional
           fees and closing costs         (1,733)
         Reimbursement for newly
           acquired gaming equipment         976
                                       ----------
                                          (1,493)
         Income tax expense                   40
                                       ----------
         Estimated pro forma net loss  $  (1,533)
                                       ==========

Note 3. -- Pro Forma Adjustments -- Payment and Forgiveness of Debt and Related Costs

  (f)  Represents repayment of noteholders' outstanding principal.

  (g) Represents payment of professional fees incurred by and on behalf of the noteholders.

  (h) Represents payment of professional fees incurred by and on behalf of the Official Committee of Equity Holders.

  (i)  Represents proceeds restricted for payment of creditors.

  (j) On October 12, 2006, the Company and President Missouri announced that the Company and President Missouri had entered into a Settlement Agreement, dated as of October 10, 2006 (the "Settlement Agreement"), with Pinnacle, the Official Committee and Mr. Wirginis which resolved the dispute between the competing bankruptcy reorganization plans proposed by President Missouri and the Official Committee in President Missouri's Chapter 11 bankruptcy proceedings pending in the Bankruptcy Court. The Settlement Agreement provides that the reorganization plan previously filed by President Missouri will be amended in various respects, including a reduction in the amount to be paid to the holders of the Notes under the plan by $5,000 which will be permanently waived. An additional $5,000 under the Notes has been deferred, and will be payable only if proceeds from certain pending litigation and tax refund claims exceed $5,000. In the event that an amount in excess of $5,000 is recovered from such contingencies, one-half of such future amounts will be paid by the Company up to $5,000 pursuant to the terms of the Settlement Agreement.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 28, 2006

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik, Senior Vice President
                                 and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number     Description

   2 Riverboat Casino Sale and Purchase Agreement entered into as of February 24, 2006, by and among President Casinos, Inc., debtor and debtor-in-possession in a chapter 11 bankruptcy case, Case No. 02-53005 pending in the United States Bankruptcy Court for the Eastern District of Missouri, President Riverboat Casino-Missouri, Inc. and Pinnacle Entertainment, Inc. filed as
           Exhibit 2 to the Company's Current Report on Form 8-K dated February 24,2006, is incorporated herein by reference.

  99*      Press Release dated December 20, 2006.

* Previously filed.